                        DEAN WITTER MANAGED ASSETS TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 1995

TO THE SHAREHOLDERS OF DEAN WITTER MANAGED ASSETS TRUST:

    Notice is hereby given of a Special Meeting of the Shareholders of Dean Witter Managed Assets Trust ("Managed Assets") to be held at the Conference Center, 44th Floor, Two World Trade Center, New York, New York, at 10:00 A.M., New York time, on December 19, 1995, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated as of August 24, 1995 (the "Reorganization Agreement") by and between Managed Assets and Dean Witter Strategist Fund ("Strategist"), pursuant to which substantially all of the assets of Managed Assets will be combined with those of Strategist and shareholders of Managed Assets will become shareholders of Strategist, receiving shares of Strategist with a value equal to the value of their holdings in Managed Assets (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on October 20, 1995 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Managed Assets recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,

                                          Sheldon Curtis,
                                          SECRETARY


October 25, 1995

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          DEAN WITTER STRATEGIST FUND
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                          ACQUISITION OF THE ASSETS OF
                        DEAN WITTER MANAGED ASSETS TRUST

                        BY AND IN EXCHANGE FOR SHARES OF
                          DEAN WITTER STRATEGIST FUND

    This Proxy Statement and Prospectus is being furnished to shareholders of Dean Witter Managed Assets Trust ("Managed Assets") in connection with an Agreement and Plan of Reorganization dated as of August 24, 1995 (the "Reorganization Agreement") by and between Managed Assets and Dean Witter Strategist Fund ("Strategist"), pursuant to which substantially all the assets of Managed Assets will be combined with those of Strategist and shareholders of Managed Assets will become shareholders of Strategist, receiving shares of Strategist with a value equal to the value of their holdings in Managed Assets on the date of such transaction (the "Reorganization"). The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement attached hereto as Exhibit A. This Proxy Statement also constitutes a Prospectus of Strategist filed by Strategist with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

    Strategist is an open-end, non-diversified management investment company whose investment objective is to maximize the total return on its investments. Strategist seeks to achieve its investment objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.


    This Proxy Statement and Prospectus sets forth concisely information about Strategist that shareholders of Managed Assets should know before voting on the Reorganization Agreement. A copy of the Prospectus for Strategist, dated August 28, 1995, is enclosed and incorporated herein by reference. Also enclosed and incorporated herein by reference is a copy of Strategist's Annual Report for the fiscal year ended July 31, 1995. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated October 25, 1995, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Managed Assets' Prospectus, dated May 30, 1995, and Managed Assets' Annual Report for the fiscal year ended March 31, 1995. Such documents are available without charge, as noted under "Available Information" below.


INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER 25, 1995.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS

                                                                                                                      PAGE
                                                                                                                      -----
INTRODUCTION.....................................................................................................           1
  General........................................................................................................           1
  Record Date; Share Information.................................................................................           1
  Proxies........................................................................................................           2
  Expenses of Solicitation.......................................................................................           2
  Vote Required..................................................................................................           3
SYNOPSIS.........................................................................................................           3
  The Reorganization.............................................................................................           3
  Fee Table......................................................................................................           4
  Tax Consequences of the Reorganization.........................................................................           5
  Comparison of Managed Assets and Strategist....................................................................           5
PRINCIPAL RISK FACTORS...........................................................................................           7
THE REORGANIZATION...............................................................................................           7
  The Proposal...................................................................................................           7
  The Board's Consideration......................................................................................           8
  The Reorganization Agreement...................................................................................           9
  Amendment to Strategist's Plan of Distribution Under Rule 12b-1................................................          11
  Tax Aspects of the Reorganization..............................................................................          12
  Description of Shares..........................................................................................          13
  Capitalization Table (unaudited)...............................................................................          13
  Appraisal Rights...............................................................................................          13
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...................................................          14
  Investment Objectives and Policies.............................................................................          14
  Investment Restrictions........................................................................................          14
ADDITIONAL INFORMATION ABOUT MANAGED ASSETS AND STRATEGIST.......................................................          14
  General........................................................................................................          14
  Financial Information..........................................................................................          14
  Management.....................................................................................................          14
  Description of Securities and Shareholder Inquiries............................................................          15
  Dividends, Distributions and Taxes.............................................................................          15
  Purchases, Repurchases and Redemptions.........................................................................          15
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE......................................................................          15
FINANCIAL STATEMENTS AND EXPERTS.................................................................................          15
LEGAL MATTERS....................................................................................................          15
AVAILABLE INFORMATION............................................................................................          15
OTHER BUSINESS...................................................................................................          16
Exhibit A - Agreement and Plan of Reorganization, dated as of August 24, 1995 by and between Dean Witter Managed
  Assets Trust and Dean Witter Strategist Fund...................................................................         A-1

                        DEAN WITTER MANAGED ASSETS TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 1995

                                  INTRODUCTION

GENERAL


    This Proxy Statement and Prospectus is being furnished to the shareholders of Dean Witter Managed Assets Trust ("Managed Assets"), an open-end, non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Managed Assets (the "Board") of proxies to be used at the Special Meeting of Shareholders of Managed Assets to be held at the Conference Center, 44th floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on December 19, 1995, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about October 25, 1995.



    At the Meeting, Managed Assets shareholders will consider and vote upon an Agreement and Plan of Reorganization, dated as of August 24, 1995 (the "Reorganization Agreement"), by and between Managed Assets and Dean Witter Strategist Fund ("Strategist") pursuant to which substantially all of the assets of Managed Assets will be combined with those of Strategist and shareholders of Managed Assets will become shareholders of Strategist, receiving shares of Strategist with a value equal to the value of their holdings in Managed Assets on the date of such transaction (the "Reorganization"). The shares to be issued by Strategist (the "Strategist Shares") pursuant to the Reorganization will be issued at net asset value without an initial sales charge. The holding period of such Strategist Shares received by each Managed Assets shareholder for purposes of calculation of any contingent deferred sales charge applicable to future redemptions will include the period during which Managed Assets' shares exchanged therefor were held by such Managed Assets shareholder. Further information relating to Strategist is set forth in the current Prospectus of Strategist accompanying this Proxy Statement and Prospectus and is incorporated herein by reference.


    The information concerning Managed Assets contained herein has been supplied by Managed Assets and the information concerning Strategist contained herein has been supplied by Strategist.

RECORD DATE; SHARE INFORMATION


    The Board has fixed the close of business on October 20, 1995 as the record date (the "Record Date") for the determination of the holders of shares of beneficial interest of Managed Assets entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 34,766,826 shares of Managed Assets issued and outstanding. The holders of record on the Record Date of shares of Managed Assets are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

    To the knowledge of the Board, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Managed Assets. As of the Record Date, the trustees and officers of Managed Assets, as a group, owned less than 1% of the outstanding shares of Managed Assets.

    To the knowledge of Strategist's Board of Trustees, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Strategist. As of the Record Date, the trustees and officers of Strategist, as a group, owned less than 1% of the outstanding shares of Strategist.

PROXIES

    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting, that will be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Shares owned of record by a broker-dealer for the benefit of its customers will be voted by the broker-dealer based on instructions received from its customers and will not be voted if no such instructions are received. Abstentions and broker "non-votes" will be counted as present for the purpose of determining a quorum and will have the same effect as a vote against the Reorganization Agreement. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Managed Assets at Two World Trade Center, New York, New York 10048;
(ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

    In the event that the quorum for the Meeting cannot be obtained, or, subject to approval of the Board, for other reasons, an adjournment or adjournments of the Meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Reorganization Agreement, in favor of an adjournment, and will vote all shares which they are required to vote against the Reorganization Agreement, against an adjournment.

EXPENSES OF SOLICITATION

    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Managed Assets. The expenses of soliciting the proxies of Strategist shareholders to approve an amendment to Strategist's Plan of Distribution under Rule 12b-1 will be borne by Dean Witter InterCapital Inc. (the "Investment Manager"). See "The Reorganization -- Amendment to Strategist's Plan of Distribution Under Rule 12b-1." Managed Assets and Strategist will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and regular employees of Managed Assets, without compensation other than regular compensation, personally or by mail, telephone, telegraph or otherwise. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Managed Assets for their reasonable out-of-pocket expenses.

VOTE REQUIRED

    Approval of the Reorganization Agreement by Managed Assets' shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the outstanding shares of Managed Assets represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by shareholders, Managed Assets will continue in existence and the Board will consider alternative actions.

    Although approval or consent of Strategist shareholders of the Reorganization Agreement is not required for the Reorganization and is not being solicited, Strategist's shareholders are being solicited separately to approve an amendment to Strategist's Plan of Distribution under Rule 12b-1 (the
"Amendment")  to  authorize  explicitly  payments  of  expenses  associated with
distribution  of  shares  of  an  acquired  fund  (including  Managed   Assets).
Consummation of the Reorganization is conditioned upon such approval by a "majority of the voting securities" of Strategist, as defined in the 1940 Act. See "The Reorganization -- The Reorganization Agreement" and "-- Amendment to Strategist's Plan of Distribution Under Rule 12b-1."

                                    SYNOPSIS

    THE FOLLOWING IS A SYNOPSIS OF CERTAIN INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS. THIS SYNOPSIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT. SHAREHOLDERS SHOULD CAREFULLY REVIEW THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT IN THEIR ENTIRETY AND, IN PARTICULAR, THE CURRENT PROSPECTUS OF STRATEGIST WHICH ACCOMPANIES THIS PROXY STATEMENT AND WHICH IS INCORPORATED HEREIN BY REFERENCE.

THE REORGANIZATION

    The Reorganization Agreement provides for the transfer of substantially all of the assets of Managed Assets, subject to stated liabilities, to Strategist in exchange for Strategist Shares of beneficial interest, par value $.01. The net asset value of the Strategist Shares issued in the exchange will equal the value of the net assets of Managed Assets received by Strategist. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Managed Assets will distribute the Strategist Shares received by Managed Assets on the Closing Date to holders of shares of beneficial interest of Managed Assets issued and outstanding as of the Valuation Date (as hereinafter defined) in complete liquidation of Managed Assets and Managed Assets will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Managed Assets shareholder will receive that number of full and fractional Strategist Shares equal in value to such shareholder's pro rata interest in the net assets transferred to Strategist. Managed Assets shareholders holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, such shareholders will have to surrender such certificates in order to receive certificates representing Strategist Shares or to redeem, transfer or exchange the Strategist Shares received. The Board has determined that the interests of existing Managed Assets shareholders will not be diluted as a result of the Reorganization.

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MANAGED ASSETS AS THAT TERM IS DEFINED IN THE 1940 ACT ("INDEPENDENT TRUSTEES"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MANAGED ASSETS AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

    The following table illustrates all expenses and fees that a shareholder of Managed Assets and Strategist currently incurs and that would be incurred if the Reorganization is consummated. The expenses and fees set forth in the table for Managed Assets and Strategist are for the fiscal year ended March 31, 1995, and the fiscal year ended July 31, 1995, respectively.

SHAREHOLDER TRANSACTION EXPENSES

                                                    MANAGED                 PRO
                                                    ASSETS    STRATEGIST   FORMA
                                                    -------   ----------   -----
Maximum Sales Charge Imposed on Purchases.........   None        None       None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None        None       None
Deferred Sales Charge (as a percentage of the
 lesser of original purchase price or redemption
 proceeds)........................................   5.0%        5.0%       5.0%

    A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE
 First............................................   5.0%        5.0%       5.0%
  Second..........................................   4.0%        4.0%       4.0%
  Third...........................................   3.0%        3.0%       3.0%
  Fourth..........................................   2.0%        2.0%       2.0%
  Fifth...........................................   2.0%        2.0%       2.0%
  Sixth...........................................   1.0%        1.0%       1.0%
  Seventh and thereafter..........................   None        None       None
Redemption Fees...................................   None        None       None
Exchange Fee......................................   None        None       None

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS

                                                    MANAGED                 PRO
                                                    ASSETS    STRATEGIST   FORMA
                                                    -------   ----------   -----
 Management and Advisory Fees.....................   0.60%      0.58%      0.56%
  12b-1 Fees*.....................................   1.00%      0.91%      0.94%
  Other Expenses..................................   0.17%      0.14%      0.13%
  Total Fund Operating Expenses...................   1.77%      1.63%      1.63%

------------------------
* Pursuant to the distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act of each fund, Managed Assets with respect to all of such fund's shares and Strategist with respect to the aggregate sales of its shares since the effectiveness of the first amendment of its Plan on November 8, 1989, pay to Dean Witter Distributors Inc. a fee, which is accrued daily and payable monthly, at the annual rate of 1% of the lesser of (a) the average daily aggregate gross sales of such fund's shares since its inception (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of such fund's shares redeemed since its inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of the fund. With respect to shares issued prior to the effectiveness of the first amendment to its Plan, Strategist pays the Distributor 0.25% of the fund's average daily net assets. A portion of the 12b-1 fee equal to 0.25% of average daily net assets is a service fee within the meaning of National Association of Securities Dealers, Inc. guidelines.



EXAMPLE



    To attempt to show the effect of these expenses on an investment over time, the example shown below has been created. Assuming that an investor makes a $1,000 investment in either Managed Assets or Strategist or the new combined fund, that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:


                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                -----------  -----------  -----------  -----------
Managed Assets................   $      68    $      86    $     116    $     208
Strategist....................   $      67    $      81    $     109    $     193
Pro Forma Combined Fund.......   $      67    $      81    $     109    $     193

If such investment was not redeemed, the investor would incur the following expenses:

                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                -----------  -----------  -----------  -----------
Managed Assets................   $      18    $      56    $      96    $     208
Strategist....................   $      17    $      51    $      89    $     193
Pro Forma Combined Fund.......   $      17    $      51    $      89    $     193

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    Long-term shareholders of either fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, Managed Assets will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Managed Assets or the shareholders of Managed Assets for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF MANAGED ASSETS AND STRATEGIST

    INVESTMENT OBJECTIVES AND POLICIES. Managed Assets and Strategist have substantially similar investment objectives. Managed Assets' investment objective is a high level of total return on its investments while Strategist's investment objective is to maximize the total return on its investments. Managed Assets seeks to achieve its investment objective through a managed investment policy utilizing equity, fixed-income and money market securities. An asset allocation model is utilized by the Investment Manager to assist it in making asset allocation decisions. Strategist seeks to achieve its investment objective by actively allocating assets among the major asset categories of equity securities, fixed-income securities and money market instruments. The investment policies of Strategist and Managed Assets are substantially similar. The investment policies of both Managed Assets and Strategist, including the use by Managed Assets of an asset allocation model, are not fundamental and may be changed by their respective Board of Trustees. For a more detailed comparison of the investment objectives, policies and restrictions of Managed Assets and Strategist see "Comparison of Investment Objectives, Policies and Restrictions," below.

    INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Both Managed Assets and Strategist obtain investment management services from the Investment Manager. The management fee is payable monthly, computed on the net asset value of such fund as of the close of business each day. Managed Assets pays a management fee at the rate of 0.60% of the portion of daily net assets not exceeding $500 million and 0.55% of the portion of daily net assets exceeding $500 million. Strategist pays a management fee at the rate of 0.60% of the portion of the daily net assets not exceeding $500 million, 0.55% of the portion of daily net assets exceeding $500 million and 0.50% of the portion of daily net assets exceeding $1 billion.

    Both Managed Assets and Strategist have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan of each fund, Managed Assets with respect to all of such fund's shares and Strategist with respect to the aggregate sales of its shares since the effectiveness of the first amendment of its Plan on November 8, 1989, pay to Dean Witter Distributors Inc. (the "Distributor") a fee, which is accrued daily and payable monthly, at the annual rate of 1% of the lesser of (a) the average daily aggregate gross sales of such fund's shares since its inception (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of such fund's shares redeemed since its inception upon which a contingent deferred sales charge ("CDSC") has been imposed or waived; or (b) the average daily net assets of the fund. With respect to shares issued prior to the effectiveness of the first amendment to its Plan, Strategist pays the Distributor 0.25% of the fund's average daily net assets. These fees compensate the Distributor for the services provided and the expenses borne by the Distributor and others in distribution of such fund's shares. The Distributor also receives the proceeds of any CDSC. For the treatment of excess distribution expenses, see "The Reorganization -- The Reorganization Agreement" and " -- Amendment to Strategist's Plan of Distribution Under Rule 12b-1."

    OTHER SIGNIFICANT FEES. Both Managed Assets and Strategist pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such other expenses.

    PURCHASES, EXCHANGES AND REDEMPTIONS. Managed Assets and Strategist each continuously issue their shares to investors at a price equal to net asset value at the time of such issuance. However, redemptions and/or repurchases are subject in most circumstances to a CDSC, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge is paid to the Distributor. Shares of Managed Assets and Strategist are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR") and other dealers who have entered into selected dealer agreements with the Distributor.

    Each of Managed Assets and Strategist makes available to its shareholders substantially identical exchange privileges allowing exchange of shares for shares of certain other funds sold with a CDSC ("CDSC funds"), certain other funds sold without a CDSC and five Dean Witter Funds which are money market funds.

    In addition, shares of both Managed Assets and Strategist may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of neither Managed Assets nor Strategist, however acquired, may be exchanged for shares of front-end sales charge funds. Shares of a CDSC Fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption. Both Managed Assets and Strategist provide telephone exchange privileges to their shareholders.

    Shareholders of Managed Assets and Strategist may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. For purpose of calculation of the CDSC applicable to future redemptions, the holding period of Strategist Shares received by each Managed Assets shareholder in the Reorganization will include the period during which the Managed Assets shares exchanged therefor were held by such Managed Assets shareholder. Both Managed Assets and Strategist offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Managed Assets and Strategist may redeem involuntarily, at net asset value, most accounts valued at less than $100.

    For a more detailed discussion of purchasing, exchanging and redeeming Strategist shares, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in Strategist's current Prospectus.

    DIVIDENDS. Dividends from both Managed Assets' and Strategist's net investment income are declared and paid quarterly. Managed Assets' distributions from net long-term capital gains and net short-term capital gains, if any, are paid at least annually. Strategist's net realized short-term capital gains, if any, may be distributed quarterly and net long-term capital gains, if any, are distributed at least annually. Dividends and capital gains distributions of both Managed Assets and Strategist are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.

                             PRINCIPAL RISK FACTORS

    The net asset value of Managed Assets' and Strategist's shares will fluctuate with changes in the market value of their respective portfolio securities. Because both Managed Assets and Strategist allocate their assets among the major asset categories of equity securities, fixed-income securities and money market instruments, based upon the Investment Manager's assessment of the effects of economic and market trends on different sectors of the market, the risks of investment in both funds are similar. However, the methodology utilized to make asset allocation decisions differs between the two funds. The Investment Manager employs an asset allocation model to assist it in making its allocation determinations for Managed Assets. The investment performance of Managed Assets is, therefore, influenced by the effectiveness of a computer model whereas the investment performance of Strategist is influenced to a greater degree by the subjective judgments of the Investment Manager.

                               THE REORGANIZATION

THE PROPOSAL

    The Board of Trustees of Managed Assets, including the trustees who are not "interested persons" of Managed Assets, having reviewed Managed Assets' financial position and its prospects for future growth, and determined that the Reorganization is in the best interests of Managed Assets and its shareholders and that the interests of Managed Assets shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Managed Assets shareholders. The Board believes that a combination of Managed Assets with Strategist is generally consistent with Managed Assets' stated investment objective.

    The Board's decision to recommend the Reorganization to Managed Assets shareholders reflects the Investment Manager's belief that the change will improve value for Managed Assets shareholders while maintaining the essential nature of their investment decision. As discussed above, the Investment Manager utilizes an asset allocation model for Managed Assets to assist it in making allocation decisions. Upon evaluation of the overall historical performance of Managed Assets, the Investment Manager has determined that discontinuing reliance on the model would facilitate its ability to achieve the investment objective of the Fund. The Investment Manager further determined that, rather than continuing to operate two asset allocation funds managed in the same manner (I.E., Managed Assets and Strategist), it would be in the best interests of shareholders of Managed Assets to combine the assets of Managed Assets with those of Strategist.

THE BOARD'S CONSIDERATION

    At a meeting held on August 24, 1995, the Board unanimously adopted, and voted to recommend to the shareholders of Managed Assets that they approve, the Reorganization Agreement. In reaching its decision to recommend shareholder approval of the Reorganization Agreement, the Board made an extensive inquiry into a number of factors, particularly the comparative investment performance of Managed Assets and Strategist, the comparative expenses currently incurred in the operations of Managed Assets and Strategist and the impact on Managed Assets shareholders if Managed Assets was not reorganized. The Board also considered other factors, including, but not limited to: the past growth in assets of Managed Assets and Strategist; the compatibility of the investment objectives, policies, restrictions and portfolios of Managed Assets and Strategist; the terms and conditions of the Reorganization which would affect the price of Strategist Shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Managed Assets and Strategist in connection with the Reorganization.

    In recommending the Reorganization to the shareholders of Managed Assets, the Board considered that the Reorganization would have the following benefits for shareholders of Managed Assets:

    1. The expenses borne by shareholders of the combined fund should be lower on a percentage basis than the actual expenses per share of Managed
Assets. This is because the rate of the investment management fee payable by Strategist after the combination will be lower, on a percentage basis, than the rate of the investment management fee currently paid by Managed Assets on the portion of Strategist's net assets which will exceed $1 billion. See "Synopsis -- Comparison of Managed Assets and Strategist -- Investment Management and Distribution Plan Fees" above. Furthermore, to the extent that the Reorganization would result in Managed Assets shareholders becoming shareholders of a larger fund, various fixed and relatively fixed expenses (E.G., auditing and legal) can be spread over a larger number of shares. In this regard, the Board noted that Managed Assets' expense ratio for the fiscal year ended March 31, 1995 was 1.77%, whereas the expense ratio for Strategist was 1.63% for the fiscal year ended July 31, 1995.

    2. Shareholders of Managed Assets would have a continued participation in the equity, fixed-income and money market instruments markets through investment in Strategist, which has a similar investment objective and similar investment restrictions to those of Managed Assets, without having to sell their shares. Strategist's CDSC is no higher than Managed Assets' and shareholders will receive the benefit of the period during which they held the Managed Assets shares which are converted to shares of Strategist in the Reorganization, in calculating the appropriate CDSC upon redemption.

    3. Shareholders of Managed Assets will be able to purchase shares of Strategist at net asset value and pursue similar investment goals in a larger and more economically viable fund.

    4. Managed Assets' shareholders would retain the capabilities and resources of InterCapital and its affiliates in the areas of investment management, distribution, shareholder servicing and marketing.

    5. The Reorganization would enable Managed Assets' shareholders to continue to enjoy a broad range of mutual fund investment options. The Dean Witter
Funds complex includes 39 mutual fund portfolios which will be available for exchange by Managed Assets shareholders that receive Strategist Shares in the Reorganization.

    6. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Managed
Assets or its shareholders for Federal income tax purposes as a result of the transactions included in the Reorganization.

    The Board of Trustees of Strategist, including a majority of such trustees who are not "interested persons" of Strategist, have also determined that the Reorganization is in the best interests of Strategist and that the interests of existing shareholders of Strategist will not be diluted as a result thereof. As noted above, the addition of Managed Assets' assets to Strategist's portfolio should result in economies of scale that inure to the benefit of shareholders.

THE REORGANIZATION AGREEMENT

    At a meeting held on August 24, 1995, the Board unanimously adopted, and voted to recommend to the shareholders of Managed Assets that they approve, the Reorganization Agreement. The terms and conditions under which the Reorganization would be consummated are set forth in the Reorganization Agreement and are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) Managed Assets will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Managed Assets as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution), cash equivalents and receivables to Strategist on the Closing Date in exchange for the assumption by Strategist of Managed Assets' stated liabilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Managed Assets prepared by the Treasurer of Managed Assets as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of Strategist Shares, (ii) such Strategist Shares will be distributed to the shareholders of Managed Assets on the Closing Date or as soon as practicable thereafter, (iii) Managed Assets will be dissolved and (iv) the outstanding shares of Managed Assets will be canceled.

    For technical reasons, certain of Managed Assets' existing investment limitations may be deemed to preclude Managed Assets from consummating the Reorganization to the extent that the Reorganization would involve Managed Assets holding all of its assets as Strategist Shares until such shares are distributed to Managed Assets' shareholders. By approving the Reorganization Agreement, Managed Assets' shareholders will be deemed to have agreed to waive each of these limitations. It is anticipated that the distribution of the Strategist Shares to Managed Assets' shareholders will occur on the Closing Date or as soon as practicable thereafter.

    The number of Strategist Shares to be delivered to Managed Assets will be determined by dividing the value of Managed Assets' assets acquired by Strategist (net of stated liabilities assumed by Strategist) by the net asset value of a Strategist Share; these values will be calculated as of the close of business of the New York Stock Exchange on the fifth business day following the receipt of the requisite approval by the shareholders of Managed Assets of the Reorganization Agreement or at such other time as Managed Assets and Strategist may agree (the "Valuation Date"). As an illustration, if on the Valuation Date Managed Assets were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Strategist would be $100,000. If the net asset value per share of Strategist were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 DIVIDED BY $10). These 10,000 Strategist Shares would be distributed to the former shareholders of Managed Assets. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    On the Closing Date or as soon as practicable thereafter, Managed Assets will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date ("Managed Assets Shareholders"), the Strategist Shares it receives. Strategist will cause its transfer agent to credit and confirm an appropriate number of Strategist Shares to each Managed Assets Shareholder. Certificates for Strategist Shares will be issued upon written request of a former Managed Assets Shareholder but only for whole shares with fractional shares credited to the name of the shareholder on the books of Strategist. Such shareholders who wish certificates representing their Strategist Shares must, after receipt of their confirmations, make a written request to Strategist's transfer agent, Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Managed Assets Shareholders holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates (or provide indemnities reasonably acceptable to Managed Assets in respect of lost certificates) in order to receive certificates representing Strategist Shares or to redeem, transfer or exchange the Strategist Shares received.

    The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the shareholders of Managed Assets and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Managed Assets or Strategist. In addition, consummation of the Reorganization is contingent upon the approval of the Amendment by Strategist's shareholders. See "The Reorganization -- Amendment to Strategist's Plan of Distribution Under Rule 12b-1." The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Strategist to be distributed. Managed Assets and Strategist will bear all of their respective expenses associated with the Reorganization, other than expenses associated with the costs of soliciting approval of Strategist's shareholders of the Amendment. Management estimates that such expenses associated with the Reorganization to be borne by Managed Assets will not exceed $118,000.

    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Managed Assets Shareholders, by mutual consent of Managed Assets and Strategist. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by February 29, 1996, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, Managed Assets shall either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to Managed Assets Shareholders. Managed Assets shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Strategist to Managed Assets Shareholders.

    The effect of the Reorganization is that shareholders of Managed Assets who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Managed Assets (at net asset value on the Valuation Date calculated after subtracting the Cash Reserve) and reinvest the proceeds in Strategist Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "The Reorganization -- Tax Aspects of the Reorganization" below. As noted in "The Reorganization -- Tax Aspects of the Reorganization" below, if Managed Assets recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

    Shareholders of Managed Assets will continue to be able to redeem their shares at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Managed Assets thereafter will be treated as requests for redemption of shares of Strategist.

AMENDMENT TO STRATEGIST'S PLAN OF DISTRIBUTION UNDER RULE 12B-1

    In any given year, the Distributor may incur expenses in distributing shares of Managed Assets and Strategist, respectively, which may be in excess of the total payments pursuant to the Plans and the proceeds of the CDSC's paid by investors upon the redemption of shares. In connection with the Reorganization, the excess distribution charges of Managed Assets will be combined with the excess distribution charges of Strategist and reflected in reports provided to Strategist's Board of Trustees in its annual review of management and distribution arrangements. Strategist shareholders are being solicited separately to approve the Amendment to authorize explicitly payments of expenses associated with distribution of shares of an acquired fund (including Managed Assets).

    As of July 31, 1995, Managed Assets' and Strategist's respective excess distribution charges amounted to $13,814,020 and $24,218,844, representing 3.45% and 2.76% of Managed Assets' and Strategist's respective net assets. Giving effect to the Reorganization, the combined fund's total excess distribution charges would be equal to $38,032,864 (or 2.98% of the pro forma combined assets of $1,278,407,662). The Board of Trustees of Strategist is of the view that reports of excess distribution charges will serve as a useful reminder of the Distributor's unreimbursed distribution expenses which the trustees may accord such weight as they deem appropriate in making their annual determination as to whether to continue Strategist's 12b-1 Plan.

    Paragraph 2 of Strategist's current Plan sets forth the purposes for which payments may be made under its Plan. That paragraph provides that:


    "The amount set forth in paragraph 1 of this Plan shall be paid for services of the Distributor, DWR, its affiliates and other broker-dealers it may select in connection with the distribution of the Fund's shares, including personal services to shareholders with respect to their holdings of Fund shares . . ."



    Strategist has been advised by counsel that the Plan, as currently in effect, authorizes the proposed treatment of excess distribution expenses. Nevertheless, shareholder approval of the Amendment by Strategist shareholders is being solicited to authorize explicitly payments with respect to expenses associated with the distribution of shares of an acquired fund (including Managed Assets). Specifically, the Amendment would add the following sentence to paragraph 2 of Strategist's Plan:



    "Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares including personal services with respect to their holding of shares of an investment company whose assets are acquired by [Strategist] in a tax-free Reorganization."


    Adoption of the Amendment will have no immediate implications for Strategist. Payments under the Plan would continue to be made at the annual rates specified in the Plan. While the Distributor may hope to recover its excess distribution expenses over an extended period of time, Strategist is not obligated to assure that such amounts are recouped by the Distributor. These charges do not currently appear as an expense or liability on the books of Managed Assets nor will they so appear on the books of Strategist subsequent to the Reorganization. They do not enter into the calculation of net asset value and do not enter into the formula for calculation of 12b-1 fees. Even in the event of termination or non-continuance of Strategist's 12b-1 Plan, Strategist is not legally committed, and is not required to commit, to the payment of those charges upon termination or non-continuation of the Plan. Nor has Strategist's Board made any determination as to whether it would be appropriate for

Strategist to pay amounts attributable to expenses associated with the distribution of Strategist's shares. Rather, Strategist's Board has taken the position that in the event Strategist's Plan is terminated or not continued for any reason, the Board will determine at that time how the excess distribution charges will be treated. The Amendment would simply make clear that (i) excess distribution expenses associated with Managed Assets may appropriately be reflected in reports provided to Strategist's Board of Trustees and (ii) Strategist is authorized to pay the expenses of the Distributor incurred in distribution of shares of Managed Assets to the extent Strategist's Board of Trustees determines it is appropriate to do so.

    Although approval or consent of Strategist shareholders of the Reorganization Agreement is not required for the Reorganization and is not being solicited, Strategist shareholders are being solicited separately to approve the Amendment. Consummation of the Reorganization is conditioned upon such approval by a "majority of the voting securities" of Strategist, as defined in the 1940 Act (I.E., the affirmative vote of the lesser of (a) 67% or more of the shares of Strategist present at the Strategist Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of Strategist's outstanding shares).

TAX ASPECTS OF THE REORGANIZATION

    At least one but not more than 20 business days prior to the Valuation Date, Managed Assets will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Managed Assets' shareholders all of Managed Assets' investment company taxable income for all periods since inception of Managed Assets through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Managed Assets' net capital gain, if any, realized in such periods (after reduction for any capital loss carry-forward).

    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Managed Assets and Strategist have represented that, to their best knowledge, there is no plan or intention by Managed Assets shareholders to redeem, sell, exchange or otherwise dispose of a number of Strategist Shares received in the transaction that would reduce Managed Assets shareholders' ownership of Strategist Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Managed Assets shares as of the same date. Managed Assets and Strategist have each further represented that, as of the Closing Date, Managed Assets and Strategist will qualify as regulated investment companies.

    As a condition to the Reorganization, Managed Assets and Strategist will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Managed Assets and Strategist:

    1. The transfer of substantially all of Managed Assets' assets in exchange for the Strategist Shares and the assumption by Strategist of certain stated liabilities of Managed Assets followed by the distribution by Managed Assets of the Strategist Shares to Managed Assets' shareholders in exchange for their Managed Assets shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Managed Assets and Strategist will each be a "party to a reorganization" within the meaning of Section 368 (b) of the Code;

    2. No gain or loss will be recognized by Strategist upon the receipt of the assets of Managed Assets solely in exchange for the Strategist Shares and the assumption by Strategist of the stated liabilities of Managed Assets;

    3. No gain or loss will be recognized by Managed Assets upon the transfer of the assets of Managed Assets to Strategist in exchange for the
Strategist Shares and the assumption by Strategist of the stated liabilities or upon the distribution of Strategist Shares to Managed Assets' shareholders in exchange for their Managed Assets shares;

    4. No gain or loss will be recognized by the shareholders of Managed Assets upon the exchange of the shares of Managed Assets for the Strategist
Shares;

    5. The aggregate tax basis for the Strategist Shares received by each of Managed Assets' shareholders pursuant to the reorganization will be the same as the aggregate tax basis of the shares in Managed Assets held by each such shareholder of Managed Assets immediately prior to the reorganization;

    6. The holding period of the Strategist Shares to be received by each shareholder of Managed Assets will include the period during which the shares in Managed Assets surrendered in exchange therefor were held (provided such shares in Managed Assets were held as capital assets on the date of the Reorganization);

    7. The tax basis of the assets of Managed Assets acquired by Strategist will be the same as the tax basis of such assets to Managed Assets immediately prior to the Reorganization; and

    8. The holding period of the assets of Managed Assets in the hands of Strategist will include the period during which those assets were held by
Managed Assets.

    The Reorganization will be treated as a "change in ownership" under Section 382 of the Code. It is not anticipated that any resulting limitations on the use of any capital loss carryovers of Managed Assets will be material. In addition, the economic benefit of any capital loss carryovers of Managed Assets would be available to shareholders of the combined entity with a resulting benefit to Strategist shareholders. It is not anticipated that any such benefit will be material.

    SHAREHOLDERS OF MANAGED ASSETS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS OF MANAGED ASSETS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

    Shares of Strategist to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Strategist and transferable without restrictions and will have no preemptive or conversion rights.

CAPITALIZATION TABLE (UNAUDITED)

    The following table sets forth the capitalization of Managed Assets and Strategist as of July 31, 1995 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                 NET ASSET
                                                                      SHARES       VALUE
                                                      NET ASSETS    OUTSTANDING  PER SHARE
                                                    --------------  -----------  ---------
Dean Witter Managed Assets Trust..................  $  400,812,336   38,418,901   $10.43
Dean Witter Strategist Fund.......................     877,595,326   55,289,486    15.87
As the Surviving Fund (Pro Forma Combined)........   1,278,407,662   80,545,462    15.87

APPRAISAL RIGHTS

    Shareholders of Managed Assets will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of Managed Assets and Strategist are substantially similar. Managed Assets' investment objective is a high level of total return on its investments and Strategist's investment objective is to maximize the total return on its investments. Both Managed Assets and Strategist allocate resources to the equity, debt and money market sectors of the market as opposed to relying on just one market. Therefore, at any given time, each of Managed Assets' and Strategist's assets may be invested in either equity, fixed-income or money market securities or in any combination thereof, including an equally weighted portfolio. The Investment Manager utilizes an asset allocation model in Managed Assets to assist it in making asset allocation decisions while Strategist does not.

    Both Managed Assets and Strategist may purchase and write call and put options on U.S. Treasury notes, bonds and bills and equity securities listed on Exchanges and written in over-the-counter ("OTC") transactions. Both funds are permitted to write covered call options on portfolio securities without limit and may purchase listed and OTC call and put options in amounts up to 5% of the value of the fund's total assets. Both funds may also purchase call options to close out covered call positions and may purchase put options on securities it holds to protect against declines in the value of the security or to close out written put positions. Both funds may also purchase and sell interest rate stock index and bond index futures contracts. Both Managed Assets and Strategist may also purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. Finally, both Managed Assets and Strategist may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

INVESTMENT RESTRICTIONS

    The investment restrictions adopted by Managed Assets and Strategist as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of a majority of the outstanding voting securities of a fund, as defined in the 1940 Act. For a more detailed comparison of each fund's policies see "Investment Objectives and Policies" in each fund's respective Prospectus and "Investment Practices and Policies" in each fund's respective Statement of Additional Information.

           ADDITIONAL INFORMATION ABOUT MANAGED ASSETS AND STRATEGIST

GENERAL

    For a discussion of the organization and operation of Managed Assets and Strategist, see "The Fund and its Management" and "Investment Objective and Policies" in their respective prospectuses.

FINANCIAL INFORMATION

    For certain financial information about Managed Assets and Strategist, see "Financial Highlights" and "Summary of Fund Expenses" in their respective prospectuses.

MANAGEMENT

    For information about Managed Assets' and Strategist's Board of Trustees, investment manager and distributor, see "The Fund and its Management" in their respective prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of Managed Assets and Strategist, and information regarding shareholder inquiries, see "Additional Information" in their respective prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    For a discussion of Managed Assets' and Strategist's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective prospectuses.

PURCHASES, REPURCHASES AND REDEMPTIONS

    For  a  discussion of  how Managed  Assets' and  Strategist's shares  may be
purchased,  repurchased  and  redeemed,  see  "Purchase  of  Fund  Shares"   and
"Redemptions and Repurchases" in their respective prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For management's discussion of Managed Assets' performance during its fiscal year ended March 31, 1995, see Managed Assets' Annual Report for such fiscal year, which is incorporated herein by reference. For management's discussion of Strategist's performance during its fiscal year ended July 31, 1995, see Strategist's Annual Report for such fiscal year, which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. Such Annual Reports are available without charge as noted under "Available Information" below.

                        FINANCIAL STATEMENTS AND EXPERTS

    The financial statements of Managed Assets and Strategist incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part have been audited by Price Waterhouse LLP, independent accountants, for the periods indicated in its respective reports thereon. Such financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of Strategist will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION


    Additional information about Managed Assets and Strategist is available, as applicable, in the following documents which are incorporated herein by reference: (i) Strategist's Prospectus dated August 28, 1995, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 8 to Strategist's Registration Statement on Form N-1A (File Nos. 33-23669; 811-5634); (ii) Managed Assets' Prospectus dated May 30, 1995 which Prospectus forms a part of Post-Effective Amendment No. 9 to Managed Assets' Registration Statement on Form N-1A (File Nos. 33-17865; 811-5359); (iii) Strategist's Annual Report for the fiscal year ended July 31, 1995, accompanying this Proxy Statement and Prospectus and (iv) Managed Assets' Annual Report for the fiscal year ended March 31, 1995. The foregoing documents may be obtained without charge upon request from Adrienne Ryan Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-6397) (toll-free).

    Managed Assets and Strategist are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Managed Assets and Strategist which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

    Management of Managed Assets knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees,

                                          Sheldon Curtis,
                                          SECRETARY


October 25, 1995

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of August, 1995, by and between DEAN WITTER MANAGED ASSETS TRUST, a Massachusetts business trust ("Managed Assets") and DEAN WITTER STRATEGIST FUND, a Massachusetts business trust ("Strategist").

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a) (1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Strategist of substantially all of the assets of Managed Assets in exchange for the assumption by Strategist of all stated liabilities of Managed Assets and the issuance by Strategist of shares of beneficial interest, par value $0.01 per share ("Strategist Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Managed Assets in liquidation of Managed Assets as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  THE REORGANIZATION AND LIQUIDATION OF MANAGED ASSETS

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Managed Assets agrees to assign, deliver and otherwise transfer the Managed Assets Assets (as defined in paragraph 1.2) to Strategist and Strategist agrees in exchange therefor to assume all of Managed Assets' stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Managed Assets the number of Strategist Shares, including fractional Strategist Shares, determined by dividing the value of the Managed Assets, net of such stated liabilities, computed as of the Valuation Date (as defined in paragraph 2.1) in the manner set forth in paragraph 2.1, by the net asset value of a Strategist Share, computed at the time and date and in the manner set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2 (a) The "Managed Assets Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Managed Assets, and any deferred or prepaid expenses shown as an asset on Managed Assets' books on the Valuation Date.

         (b) On or prior to the Valuation Date, Managed Assets will provide Strategist with a list of all of Managed Assets' assets to be assigned, delivered and otherwise transferred to Strategist and of the stated liabilities to be assumed by Strategist pursuant to this Agreement. Managed Assets reserves the right to sell any of the securities on such list but will not, without the prior approval of Strategist, acquire any additional securities other than securities of the type in which Strategist is permitted to invest and in amounts agreed to in writing by Strategist. Strategist will, within a reasonable time prior to the Valuation Date, furnish Managed Assets with a statement of Strategist's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Strategist's investment objective, policies and restrictions. In the event that Managed Assets holds any investments that Strategist is not permitted to hold, Managed Assets will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Managed Assets and Strategist, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Strategist with respect to such investments (including, among others, percentage limitations necessary to satisfy the diversification requirements of the Code), Managed Assets if requested by Strategist will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) Managed Assets will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Strategist will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Managed Assets prepared by the Treasurer of Managed Assets as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

         (b) On the Valuation Date, Managed Assets may establish a cash reserve, which shall not exceed 5% of Managed Assets' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Managed Assets and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4 In order for Managed Assets to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Managed Assets will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5 On the Closing Date or as soon as practicable thereafter, Managed Assets will distribute Strategist Shares received by Managed Assets pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Managed Assets Shareholders"). Such distribution will be accomplished by an instruction, signed by Managed Assets' Secretary, to transfer Strategist Shares then credited to Managed Assets' account on the books of Strategist to open accounts on the books of Strategist in the names of the Managed Assets Shareholders and representing the respective pro rata number of Strategist Shares due such Managed Assets Shareholders. All issued and outstanding shares of Managed Assets simultaneously will be canceled on Managed Assets' books; however, share certificates representing interests in Managed Assets will represent a number of Strategist Shares after the Closing Date as determined in accordance with paragraph 2.3. Strategist will issue certificates representing Strategist Shares in connection with such exchange only upon the written request of a Managed Assets Shareholder.

    1.6 Ownership of Strategist Shares will be shown on the books of Strategist's transfer agent. Strategist Shares will be issued in the manner described in Strategist's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of Strategist Shares in a name other than the registered holder of Strategist Shares on Managed Assets' books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Strategist Shares are to be issued and transferred.

    1.8 Any reporting responsibility of Managed Assets is and shall remain the responsibility of Managed Assets up to and including the date on which Managed Assets is dissolved and deregistered pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, Managed Assets shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Managed Assets as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Managed Assets shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

    1.10 Copies of all books and records maintained on behalf of Managed Assets in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Strategist or their designee and Strategist or its designee shall comply with applicable record retention requirements to which Managed Assets is subject under the 1940 Act.

2.  VALUATION

    2.1 The value of the Managed Assets Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the 5th business day following the receipt of the requisite approval by shareholders of Managed Assets of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Strategist's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of a Strategist Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Strategist's then current Prospectus and Statement of Additional Information.

    2.3 The number of Strategist Shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Managed Assets Assets, net of the liabilities of Managed Assets assumed by Strategist pursuant to paragraph 1.1, determined in accordance with paragraph 2.1, by the net asset value of a Strategist Share determined in accordance with paragraph 2.2.

    2.4 All computations of value shall be made by Dean Witter Services Company ("Services") in accordance with its regular practice in pricing Strategist. Strategist shall cause Services to deliver a copy of its valuation report at the Closing.

3.  CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by Managed Assets and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Strategist, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Managed Assets to the Custodian for the account of Strategist on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Dean Witter Strategist Fund."

    3.3   In the  event that  on  the Valuation  Date, (a)  the New  York  Stock
Exchange  shall be closed to  trading or trading thereon  shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Strategist and Managed Assets, accurate appraisal of the value of the net assets of Strategist or the Managed Assets Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, Managed Assets shall deliver to Strategist or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Managed Assets Shareholders and the number and percentage ownership of outstanding Managed Assets shares owned by each such Managed Assets Shareholder, all as of the Valuation Date, and
(b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Managed Assets Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Strategist shall issue and deliver to such Secretary a confirmation evidencing delivery of Strategist Shares to be credited on the Closing Date to Managed Assets or provide evidence satisfactory to Managed Assets that such Strategist Shares have been credited to Managed Assets' account on the books of Strategist. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  COVENANTS OF STRATEGIST AND MANAGED ASSETS

    4.1 Except as otherwise expressly provided herein with respect to Managed Assets, Strategist and Managed Assets each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 Strategist will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Strategist Shares ("Registration Statement"). Managed Assets will provide Strategist with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Managed Assets will further provide Strategist with such other information and documents relating to Strategist as are reasonably necessary for the preparation of the Registration Statement.

    4.3 Managed Assets will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Managed Assets will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Strategist will furnish Managed Assets with a currently effective prospectus relating to Strategist Shares for inclusion in the Proxy Materials and with such other information relating to Strategist as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 Strategist will call a special meeting of its shareholders to consider and act upon an amendment to its Plan of Distribution under Rule 12b-1 under the 1940 Act to authorize explicitly payments of expenses associated with distribution of shares of an acquired fund, including Managed Assets (the "Amendment"), and will take all other action necessary to obtain approval of the Amendment. Strategist will prepare the notice of meeting, form of proxy and the proxy statement to be used in connection with such a meeting, provided that Managed Assets will furnish Strategist with such information relating to Managed Assets' excess distribution expenses as is reasonably necessary for the preparation of such material.

    4.5 Managed Assets will assist Strategist in obtaining such information as Strategist reasonably requests concerning the beneficial ownership of Managed Assets shares.

    4.6 Subject to the provisions of this Agreement, Strategist and Managed Assets will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.7 Managed Assets shall furnish or cause to be furnished to Strategist within 30 days after the Closing Date a statement of Managed Assets' assets and liabilities as of the Closing Date, which statement shall be certified by Managed Assets' Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Managed Assets shall furnish Strategist, in such form as is reasonably satisfactory to Strategist, a statement certified by Managed Assets' Treasurer of Managed Assets' earnings and profits for federal income tax purposes that will be carried over to Strategist pursuant to Section 381 of the Code.

    4.8 As soon after the Closing Date as is reasonably practicable, Managed Assets (a) shall prepare and file all federal and other tax returns and reports of Managed Assets required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.9 Strategist agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.  REPRESENTATIONS AND WARRANTIES

    5.1  Strategist represents and warrants to Managed Assets as follows:

         (a) Strategist is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Strategist have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Strategist are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Strategist is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Strategist conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Strategist is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Strategist's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Strategist is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Strategist or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Strategist knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of July 31, 1995, and for the year then ended, of Strategist certified by Price Waterhouse LLP (copies of which have been furnished to Managed Assets), fairly present, in all materials respects, Strategist's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Strategist (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Strategist Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Strategist's current Prospectus incorporated by reference in the Registration Statement. Strategist does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares:

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Strategist, and this Agreement constitutes a valid and binding obligation of Strategist enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Strategist's performance of this Agreement;

         (j) Strategist Shares to be issued and delivered to Managed Assets, for the account of the Managed Assets Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Strategist Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Strategist's current Prospectus incorporated by reference in the Registration Statement:

         (k) All material Federal and other tax returns and reports of Strategist required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Strategist's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Strategist has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Strategist to continue to meet the requirements of Subchapter M of the Code;

         (m) Since July 31, 1995, there has been no change by Strategist in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Strategist for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Strategist) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2  Managed Assets represents and warrants to Strategist as follows:

         (a) Managed Assets is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Managed Assets is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Managed Assets have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Managed Assets are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Managed Assets is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Managed Assets conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Managed Assets is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Managed Assets' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Managed Assets is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Managed Assets or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Managed Assets knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Managed Assets as of March 31, 1995 and for the year then ended, certified by Price Waterhouse LLP (copies of which have been or will be furnished to Strategist) fairly present, in all material respects, Managed Assets' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Managed Assets (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Managed Assets has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Managed Assets are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Managed Assets' current Prospectus incorporated by reference in the Registration Statement. Managed Assets does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Strategist pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Managed Assets, and subject to the approval of Managed Assets' shareholders, this Agreement constitutes a valid and binding obligation of Managed Assets, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Managed Assets' performance of this Agreement;

         (k) All material federal and other tax returns and reports of Managed Assets required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Managed Assets' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Managed Assets has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Managed Assets to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Managed Assets will have good and valid title to the Managed Assets Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Managed Assets which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Strategist will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Managed Assets' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Strategist Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Managed Assets for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

         (o) Managed Assets will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Managed Assets has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Managed Assets is not acquiring Strategist Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF MANAGED ASSETS

    The obligations of Managed Assets to consummate the transactions provided for herein shall be subject, at its election, to the performance by Strategist of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1 All representations and warranties of Strategist contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 Strategist shall have delivered to Managed Assets a certificate of its President and Treasurer, in a form reasonably satisfactory to Managed Assets and dated as of the Closing Date, to the effect that the representations and warranties of Strategist made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Managed Assets shall reasonably request;

    6.3 Managed Assets shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Strategist, dated as of the Closing Date, to the effect that:

         (a) Strategist is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Strategist and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Managed Assets, is a valid and binding obligation of Strategist enforceable against Strategist in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Strategist Shares to be issued to Managed Assets Shareholders as provided by this

Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable (except as set forth under the caption "Additional Information" in Strategist's Prospectus), and no shareholder of Strategist has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion);
(e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Strategist's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Strategist of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees payable pursuant to Strategist's 12b-1 plan of distribution from those described in the Prospectus and Statement of Additional Information of Strategist dated September 28, 1995.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF STRATEGIST

    The obligations of Strategist to complete the transactions provided for herein shall be subject, at its election, to the performance by Managed Assets of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Managed Assets contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Managed Assets shall have delivered to Strategist at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Strategist and dated as of the Closing Date, to the effect that the representations and warranties of Managed Assets made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Strategist shall reasonably request;

    7.3 Managed Assets shall have delivered to Strategist a statement of the Managed Assets Assets and its liabilities, together with a list of Managed Assets' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Managed Assets;

    7.4 Managed Assets shall have delivered to Strategist at the Closing a letter from Price Waterhouse LLP dated the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of Managed Assets for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Managed Assets for the periods covered thereby,
(b) for the period from July 31, 1995 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all materials respects for the satisfaction of all federal, state and local tax liabilities for the period from July 31, 1995 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Managed Assets would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

    7.5 Strategist shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Managed Assets, dated as of the Closing Date to the effect that:

         (a) Managed Assets is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Managed Assets is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Managed Assets and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Strategist, is a valid and binding obligation of Managed Assets enforceable against Managed Assets in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managed Assets' Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Managed Assets of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Managed Assets Assets shall include no assets that Strategist, by reason of Declaration of Trust limitations or otherwise, may not properly acquire.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF STRATEGIST AND
   MANAGED ASSETS

    The obligations of Managed Assets and Strategist hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Managed Assets in accordance with the provisions of Managed Assets' Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Strategist;

    8.2 The Amendment shall have been approved by the affirmative vote of a "majority of the outstanding voting securities" of Strategist, as such term is defined in the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Managed Assets.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Strategist or Managed Assets to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Strategist or Managed Assets;

    8.5 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.6 Managed Assets shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Managed Assets Shareholders all of Managed Assets' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.7 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Strategist and Managed Assets, which opinion may be relied upon by the shareholders of Managed Assets, substantially to the effect that, for federal income tax purposes:

         (a) The transfer of substantially all of Managed Assets' assets in exchange for Strategist Shares and the assumption by Strategist of certain stated liabilities of Managed Assets followed by the distribution by Managed Assets of Strategist Shares to the Managed Assets Shareholders in exchange for their Managed Assets shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Managed Assets and Strategist will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Strategist upon the receipt of the assets of Managed Assets solely in exchange for Strategist Shares and the assumption by Strategist of the stated liabilities of Managed Assets;

         (c) No gain or loss will be recognized by Managed Assets upon the transfer of the assets of Managed Assets to Strategist in exchange for Strategist Shares and the assumption by Strategist of the stated liabilities or upon the distribution of Strategist Shares to the Managed Assets Shareholders in exchange for their Managed Assets shares;

         (d)  No  gain  or  loss  will  be  recognized  by  the  Managed  Assets
Shareholders  upon  the exchange  of the  Managed  Assets shares  for Strategist
Shares;

         (e) The aggregate tax basis for Strategist Shares received by each Managed Assets Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Managed Assets Shares held by each such Managed Assets Shareholder immediately prior to the Reorganization;

         (f) The holding period of Strategist Shares to be received by each Managed Assets Shareholder will include the period during which the Managed Assets Shares surrendered in exchange therefor were held (provided such Managed Assets Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Managed Assets acquired by Strategist will be the same as the tax basis of such assets to Managed Assets immediately prior to the Reorganization; and

         (h) The holding period of the assets of Managed Assets in the hands of Strategist will include the period during which those assets were held by Managed Assets.

    Notwithstanding anything herein to the contrary, neither Strategist nor Managed Assets may waive the condition set forth in this paragraph 8.7.

9.  FEES AND EXPENSES

    9.1 (a) Strategist shall bear its expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal, accounting and Commission registration fees and Blue Sky expenses. Managed Assets shall bear its expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of Managed Assets' being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Managed Assets' obligations specified in this Agreement), Managed Assets' only obligation hereunder shall be to reimburse Strategist for all reasonable out-of-pocket fees and expenses incurred by Strategist in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of Strategist's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Strategist's obligations specified in the Agreement), Strategist's only obligation hereunder shall be to reimburse Managed Assets for all reasonable out-of-pocket fees and expenses incurred by Managed Assets in connection with those transactions.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Managed Assets hereunder shall not survive the dissolution and complete liquidation of Managed Assets in accordance with Section 1.9.

11.  TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of Managed Assets and Strategist;

         (b) by either Strategist or Managed Assets by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before February 29, 1996; or

         (c) by either Strategist or Managed Assets, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Managed Assets shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2   (a) Termination of this Agreement  pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Strategist or Managed Assets or the trustees or officers of Strategist or Managed Assets, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Strategist or Managed Assets or the trustees or officers of Strategist or Managed Assets, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of Managed Assets' shareholders called by Managed Assets pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of Strategist Shares to be issued to the Managed Assets Shareholders under this Agreement to the detriment of such Managed Assets Shareholders without their further approval.

13.  MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of Strategist hereunder are solely those of Strategist. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Strategist shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Strategist and signed by authorized officers of Strategist acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of Managed Assets hereunder are solely those of Managed Assets. lt is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Managed Assets shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Managed Assets and signed by authorized officers of Managed Assets acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                          DEAN WITTER MANAGED ASSETS TRUST
                                          By: ____/s/_Charles A. Fiumefreddo____
                                              Name:  Charles A. Fiumefreddo
                                              Title:  President

                                          DEAN WITTER STRATEGIST FUND
                                          By: ________/s/_Sheldon Curtis________
                                              Name:  Sheldon Curtis
                                              Title:  Vice President